UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2020

NOVANTA INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	001-35083	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts		01730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 266-5700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	NOVT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 26, 2020, Novanta Inc. (the “Company”) held its Annual and Special Meeting of Shareholders.  A total of 32,098,539 common shares were present or represented by proxy at the meeting, representing approximately 91.39 percent of the Company’s common shares outstanding as of April 15, 2020, the record date for the meeting. The following are the voting results on the proposals considered and voted upon at the meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 20, 2020.

Item 1 — Election of directors for a term of office expiring on the date of the annual meeting of shareholders in 2021, until his or her successor is elected or appointed, or until his or her earlier death, resignation or removal.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Stephen W. Bershad	30,609,348	549,075	940,116
Lonny J. Carpenter	31,107,503	50,920	940,116
Deborah DiSanzo	31,114,754	43,669	940,116
Matthijs Glastra	31,108,099	50,324	940,116
Brian D. King	30,619,775	538,648	940,116
Ira J. Lamel	31,106,456	51,967	940,116
Maxine L. Mauricio	31,122,381	36,042	940,116
Dominic A. Romeo	31,107,383	51,040	940,116
Thomas N. Secor	30,455,449	702,974	940,116

Item 2 — Approval, on an advisory basis, of the Company’s executive compensation.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
31,047,752	89,690	20,981	940,116

Item 3 — Appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to serve until the 2021 annual meeting of shareholders.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
32,070,581	7,035	20,923	-

Item 4 — Confirmation of an amendment to Section 52 of the Company’s By-Law Number 1 to allow the Company to hold meetings of shareholders by means of remote participation.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
31,137,478	1,716	19,229	940,116

Based on the foregoing votes, each of the nine nominees for director was elected and Items 2, 3 and 4 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Novanta Inc.
(Registrant)

Date: May 27, 2020	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer